Note 15 - Subsequent Events	9 Months Ended
Sep. 30, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
15.	Subsequent Events

(a)
On October 31, 2013 the Company signed a commitment letter with a bank to partially finance the acquisition of two LPG carriers on their delivery in an amount equal to (i) the lesser of $21,700,000 or 70% of the fair market value of the vessels subject to the specified vessel minimum employment condition being met at the delivery date of each vessel or (ii) the lesser of $20,150,000 or 65% of the fair market value of the vessels if the specified vessel minimum employment condition will not be met at the delivery date of each vessel. The term loan will be drawn down in two tranches upon the delivery of each vessel. The total facility will be repayable, with the first installment commencing three months after the drawdown, in thirty two consecutive quarterly installments plus a balloon payment payable together with the last installment.